                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       4
                      CURRENT DISTRIBUTION       4
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS      10
                   A FOCUS ON SENIOR LOANS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      25
             NOTES TO FINANCIAL STATEMENTS      30

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      34
                DIVIDEND REINVESTMENT PLAN      35
    TRUST OFFICERS AND IMPORTANT ADDRESSES      36

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Believing in the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]                              [SIG]
Richard F. Powers, III             Dennis J. McDonnell
Chairman                           President
Van Kampen                         Van Kampen
Investment Advisory Corp.          Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT IN THE SECOND HALF OF 1999, DUE TO STRONG CONSUMER SPENDING, INVENTORY BUILD-UP, AND EXPORTS. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT HISTORICALLY HIGH ANNUALIZED RATES OF 5.7 PERCENT AND 6.9 PERCENT, RESPECTIVELY, IN THE LAST TWO QUARTERS OF THE YEAR. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT. THE CLOSE OF THE REPORTING PERIOD ALSO MARKED 107 CONSECUTIVE MONTHS OF ECONOMIC EXPANSION--THE LONGEST STREAK IN U.S. HISTORY.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH AND WARDING OFF INFLATION. ALTHOUGH THE CONSUMER PRICE INDEX (CPI) ROSE A MODEST 2.7 PERCENT DURING 1999, THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT IN AUGUST AND NOVEMBER 1999 AND IN FEBRUARY 2000. FED POLICYMAKERS SUGGESTED THAT ADDITIONAL INCREASES ARE LIKELY IN THE COMING MONTHS.

ALTHOUGH THE CPI REMAINED QUIET, HINTS OF INFLATION WERE PRESENT IN OTHER ECONOMIC MEASURES SUCH AS THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER SPENDING RATES. THE JOB MARKET CONTINUED TO THRIVE AS UNEMPLOYMENT DROPPED TO ITS LOWEST LEVEL IN 30 YEARS. CONSEQUENTLY, AT YEAR-END THE ECI RECORDED ITS SHARPEST QUARTER-TO-QUARTER INCREASE SINCE 1991, AS EMPLOYERS WERE FORCED TO INCREASE BENEFITS SUCH AS HEALTH INSURANCE AND PAID LEAVE TO ATTRACT WORKERS.

THE PROSPECT OF RISING INTEREST RATES APPEARED TO HAVE LITTLE IMPACT ON CONSUMER SPENDING AND OPTIMISM. CONSUMERS SPENT FREELY IN THE LAST MONTHS OF 1999, WHICH CULMINATED IN THE STRONGEST HOLIDAY SALES SINCE 1992. AND, THANKS TO PLENTIFUL JOBS, LOW INFLATION, AND THE REJUVENATED STOCK MARKET, CONSUMER CONFIDENCE REACHED AN ALL-TIME HIGH IN JANUARY.

INTEREST RATES AND INFLATION

(January 31, 1998 - January 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 1998                                                                     5.5                               1.6
                                                                             5.5                               1.4
                                                                             5.5                               1.4
Apr 1998                                                                     5.5                               1.4
                                                                             5.5                               1.7
                                                                             5.5                               1.7
Jul 1998                                                                     5.5                               1.7
                                                                             5.5                               1.6
                                                                            5.25                               1.5
Oct 1998                                                                       5                               1.5
                                                                            4.75                               1.5
                                                                            4.75                               1.6
Jan 1999                                                                    4.75                               1.7
                                                                            4.75                               1.6
                                                                            4.75                               1.7
Apr 1999                                                                    4.75                               2.3
                                                                            4.75                               2.1
                                                                               5                                 2
Jul 1999                                                                       5                               2.1
                                                                            5.25                               2.3
                                                                            5.25                               2.6
Oct 1999                                                                    5.25                               2.6
                                                                             5.5                               2.6
                                                                             5.5                               2.7
Jan 2000                                                                     5.5                               2.7

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2000)

                     TOTAL RETURNS
-----------------------------------------------------------------------
Six month total return based on Market Price(1)             (7.64%)
-----------------------------------------------------------------------
Six month total return based on NAV(2)                        1.60%
-----------------------------------------------------------------------
One-year total return based on Market Price(1)              (0.59%)
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         5.38%
-----------------------------------------------------------------------
Commencement date                                          06/24/98
-----------------------------------------------------------------------
DISTRIBUTION RATE
-----------------------------------------------------------------------
Distribution rate as of % of closing common stock
price(3)                                                      9.53%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                             $  9.83
-----------------------------------------------------------------------
Closing common stock price                                  $8.4375
-----------------------------------------------------------------------
High common stock price (08/02/99)                          $9.5625
-----------------------------------------------------------------------
Low common stock price (12/30/99)                           $7.9375
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

Past performance does not guarantee future results. Distribution rate and net asset value may fluctuate with market conditions. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of total assets - January 31, 2000)

American Cellular Wireless, Inc.                            3.07%
---------------------------------------------------------------------
Ispat Inland                                                2.84%
---------------------------------------------------------------------
Wyndham International                                       2.84%
---------------------------------------------------------------------
BCP SP Ltd.                                                 2.78%
---------------------------------------------------------------------
Omnipoint Communications Corp.                              2.42%
---------------------------------------------------------------------
Bridge Information Systems, Inc.                            2.02%
---------------------------------------------------------------------
Telecorp PCS, Inc.                                          1.93%
---------------------------------------------------------------------
Voicestream PCS Holdings                                    1.74%
---------------------------------------------------------------------
Lyondell Petrochemicals                                     1.74%
---------------------------------------------------------------------
United Artists Theatre Co.                                  1.67%
---------------------------------------------------------------------

CURRENT DISTRIBUTION

(August 31, 1998 - January 31, 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.49                               4.83
                                                                            8.00                               4.36
                                                                            7.85                               4.32
                                                                            7.96                               4.48
                                                                            8.17                               4.45
1/99                                                                        7.91                               4.45
                                                                            7.76                               4.67
                                                                            8.17                               4.48
                                                                            8.23                               4.54
                                                                            8.17                               4.63
                                                                            8.21                               4.78
7/99                                                                        8.16                               4.75
                                                                            8.49                               4.97
                                                                            8.81                               4.85
                                                                            8.75                               5.09
                                                                            8.87                               5.30
                                                                            9.90                               5.33
1/00                                                                        9.82                               5.69

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN SENIOR INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. ONE OF THE KEY EVENTS DURING THE PERIOD WAS A CHANGE IN PORTFOLIO MANAGERS. ON DECEMBER 8, 1999, HOWARD TIFFEN ASSUMED DAY-TO-DAY MANAGEMENT RESPONSIBILITIES FOR THE TRUST. HE BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX MONTHS ENDED JANUARY 31, 2000.

Q   CAN YOU TALK ABOUT MARKET
    CONDITIONS DURING THE LAST SIX MONTHS?

A   The last six months could be
described as a game of two halves in the senior loan market. In the summer and fall of 1999, the supply of loans in the senior loan market was extremely favorable to investors, providing many new loans with relatively favorable yield and credit terms. The winter months of 1999 and early 2000 were the reverse, with sparse offerings and lower relative yields, making it a more difficult environment for investors.

    Credit deterioration, however, had a much larger impact on investors than did the supply of senior loans. Defaults reached levels not seen since 1992, and that was unusual and unexpected by us given the strength of the economy.

Q   HOW DID THESE CONDITIONS AFFECT
    THE TRUST, AND WHAT OTHER FACTORS HAD A SIGNIFICANT IMPACT ON THE TRUST'S PERFORMANCE?

A   The rise in defaults hurt the entire
senior loan industry during the six-month period. Much of the Trust's loss, approximately 2.3 percent of NAV, was due to its modest holding in Iridium Operating LLC, a telecommunications firm in bankruptcy, and the Trust's concentration in the health-care industry.

    Iridium Operating LLC filed for Chapter 11 bankruptcy protection during the period, shortly after defaulting on $1.55 billion in bank loans. The company's primary business relied on building a global satellite network to provide cellular phone access almost anywhere in the world. Demand for the relatively large and expensive phones fell short of expectations, and revenues failed to cover debt expenses. The value of these loans declined considerably during the period as new information became available.

    With respect to health care, or to be more precise, nursing homes, we first mentioned this situation in your last report dated July 31, 1999. At that time, it was clear that the Balanced Budget Act of 1997 was having more of a negative effect on nursing homes than initially expected. One component of the act changed how nursing homes are reimbursed by Medicare. The new policy was originally projected to save Medicare $8 billion in nursing-home costs over a five-year period. In 1999, it was discovered that the savings had been underestimated by nearly half, and that Medicare's new policy would realize savings of approximately $17 billion over the same period--a difference of $9 billion--siphoned out of nursing-home revenues.

    For many nursing homes, most of which rely on Medicare for about 60 percent of their revenues, this result put a significant strain on their businesses. As of January 31, 2000, three of the seven largest providers of long-term care facilities were operating under bankruptcy protection. [Editor's note: As of February 20, 2000, four of the seven largest providers were operating under bankruptcy protection.]

    During 1999, Congress amended the Act to provide some relief from these negative effects on nursing-home providers. The Balanced Budget Refinement Act of 1999 revised again the Medicare reimbursement policy to reduce the burden on the nursing-home sector by approximately $3 billion over the next 5 years, and this should relieve some of the stress that has been placed on these businesses.

    It was the health-care sector and, to a lesser extent, Iridium Operating LLC, that had the largest adverse impact on the NAV. The Trust's NAV fell from $10.08 on July 31, 1999, to $9.83 as of January 31, 2000.

    The market price on the New York Stock Exchange also fell, from $9.5625 per share on July 31, 1999 to $8.4375 on January 31, 2000, with the Trust's discount widening from 5.13 percent to 14.17 percent, and the yield rising from 8.16 percent to 9.53 percent.

    With respect to the market price, we cannot speculate on the precise factors that had a negative impact because the shares trade in the secondary market on the New York Stock Exchange. The market price typically trades differently from the NAV of the portfolio. The market price reflects the last trade on a public exchange, whereas the NAV reflects the aggregate value of the loans in the portfolio, less expenses.

Q   WHY DID DEFAULTS AFFECT THE
    TRUST? AREN'T THE LOANS BACKED BY COLLATERAL?

A   Defaults affect all holders of
interests in senior loans, even those that are collateralized. At least 80 percent of the Trust's loans are required to be "collateralized"--backed by the borrowers' assets. As a result, the Trust is likely to recover more of its investment in a defaulted senior loan than it would if it were invested in other types of securities. Recovery on defaulted senior loans, however, takes time. When a senior loan defaults (i.e., the borrower is unable to make a scheduled payment of interest or principal), lenders typically engage in negotiations with the borrower and, in many cases, other participants in the borrower's capital structure, to seek to recover the value of the loans. This usually takes the form of an out-of-court restructuring or bankruptcy proceeding, either of which can last for several years. During this period, the value of the defaulted senior loan may decrease, which may result in a decline in the Trust's NAV.

    If the borrower is unable to get back on its feet during that period, its assets would typically be sold, if possible, and the creditors--including the Trust--are then paid out of the proceeds. However, even in the case of collateralized senior loans, there is no certainty that the sale of the collateral will be sufficient to repay all or part of the loan or that the collateral can or will be sold.

    A July 1999 report by rating agency Moody's Investor Services Inc. summarized the advantages of senior loans in bankruptcy situations. The report found that, in the event of a bankruptcy, the median recovery for senior secured and senior unsecured obligations, such as those held by the Trust, was significantly higher than it was for other investments such as senior subordinated debt, subordinated debt (such as bonds), and preferred and common stock.

    Although this Moody's report may not be indicative of future recoveries for defaulted senior loans in general or those held in the Trust, it lends support to our view that long-term investors in senior loans have historically recovered more of their investments following bankruptcies than have investors in other securities because of the loan's senior position in a borrower's capital structure--demonstrating one of the principal benefits of this asset class.

Q   THE FEDERAL RESERVE RAISED
    INTEREST RATES SEVERAL TIMES DURING THE PERIOD. HOW DID THIS AFFECT THE
    TRUST?

A   Senior loans are one of the few
fixed-income asset classes with the potential to benefit from rising interest rates, demonstrating another advantage of this asset class. Interest rates on senior loans are reset periodically to reflect trends in prevailing short-term interest rates, such as the Prime Rate and London InterBank Offered Rate. In September, the Trust raised its dividend from $0.065 to $0.067 per share. Of course, while the loans have the ability to pay investors higher yields when interest rates rise, they also can pay lower rates when interest rates fall.

    Shareholders often ask, "If borrowers are required to pay higher yields to investors when interest rates rise, doesn't the risk of default increase with their higher debt costs?" The answer is typically no, at least not directly. Borrowers are often required to purchase interest-rate insurance from a third-party bank or insurer. The insurance does not guarantee the solvency of the borrower, but, subject to the insurer's financial condition, it protects borrowers from the rising interest cost of their senior loan in rising interest-rate environments by paying the excess interest cost over a contractual interest cost cap.

Q   VAN KAMPEN RECENTLY ANNOUNCED
    THAT IT BEGAN MAKING GREATER USE OF INDEPENDENT MARKET INDICATORS PROVIDED BY LOAN PRICING CORPORATION (LPC), AN INDEPENDENT PRICING SERVICE, IN VALUING CERTAIN OF THE SENIOR LOANS IN THE TRUST'S PORTFOLIO. WHAT IMPACT MIGHT THIS HAVE ON THE PERFORMANCE?

A   Making greater use of market
indicators, which was implemented on January 26, 2000, has had an insignificant impact on the NAV of the Trust. The Trust's use of market indicators in valuing senior loans is not new; we've used these indicators as a factor in valuing senior loans throughout the life of the Trust, as set forth in the Trust's disclosure documents. As of January 31, 2000, approximately 41 percent of the Trust's senior loan assets were priced based on market indicators provided by LPC.

    As stated in the Trust's disclosure documents, the NAV of the Trust will fluctuate as a function of interest rate and credit factors. Moreover, the Trust's greater use of independent market indicators in valuing certain senior loans has no affect on the yield of the Trust. Yield is determined based upon the income earned on assets held in the Trust.

    The Trust will continue to value senior loans for which reliable market indicators are not available in a manner consistent with the Board of Trustees' long-standing fair value methodology and with pricing policies governed by procedures adopted by the Board.

Q   TO SUMMARIZE, HOW DID THE
    TRUST PERFORM DURING THE REPORTING PERIOD?

A   The Trust's total return for the six-
month period was -7.64 percent at market price. Based on the January 31, 2000, public offering price of $8.4375 per share, the Trust's current monthly dividend of $.067 represents a distribution rate of 9.53 percent. For more information on the Trust's performance, please refer to the chart and footnotes on page 3. Also, please remember that past performance does not guarantee future results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    SENIOR LOAN MARKET AND FOR THE TRUST?

A   We believe the outlook for the
senior loan market is very good, particularly when compared to our outlook six months ago. In the primary or "new loans" market, we've seen a large number of mergers and acquisitions (M&A) in recent months. M&A activity often leads to an increase in new senior loans coming to market, as many companies use senior loans to help finance these activities. We believe this may lead to an abundance of offerings with strong credit protection and higher relative yields. In the developing secondary market, we believe there may be growing opportunities for the Trust to acquire senior loans from other investors at prices lower than, and at yields higher than, we could expect to receive in the primary or new loans markets.

    In terms of credit quality, we believe the rate of defaults during 2000 may be lower than in 1999. We anticipate that defaults during 2000 may fall to approximately 2 to 3 percent from 7.5 percent during 1999. The principal reason for our optimism is that we believe the negative effects of the Balanced Budget Act of 1997 on the health-care sector were reflected primarily during 1999 and that most of the defaults by nursing-home providers have already occurred. Of course, there can be no assurance that our forecast will be accurate, but we are hopeful the industry-wide problem that occurred in the health-care sector is behind us.

    As the Fed raises interest rates, we may also see a rise in investors' demand for senior loan funds, as investors seek to take advantage of one of the few asset classes with the potential to benefit from rising interest rates and inflation.

    With regard to the Trust, our goal is to further diversify the loans we hold. With a department staff of 23 professionals, including 11 analysts with an average of nearly 15 years of experience, we believe that we have the resources to manage a significantly larger number of loans than we currently hold. In the long run, we believe that improved diversification will add strength and stability to the Trust's NAV and dividends.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATION.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Trust is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Trust's management team, are important to the integrity of the Trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the Trust's net asset value. For more details, please refer to the prospectus.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the Trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the Trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the Trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR TRUST AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          VARIABLE RATE ** SENIOR LOAN INTERESTS
          AEROSPACE/DEFENSE  1.2%
$4,871    Aerostructures Corp.,
          Term Loan................  NR        BB-    09/06/04               $    4,872,030
 6,547    Aircraft Braking Systems,
          Inc., Term Loan..........  NR        NR     10/15/05                    6,547,006
 7,564    High Performance
          Plastics, Inc., Term
          Loan.....................  NR        NR     09/30/03 to 03/31/05        7,564,923
 1,966    High Performance
          Plastics, Inc., Revolving
          Credit Agreement.........  NR        NR     09/30/03                    1,965,681
                                                                             --------------
                                                                                 20,949,640
                                                                             --------------

          AUTOMOTIVE  3.7%
24,000    American Axle and
          Manufacturing Co., Term
          Loan.....................  Ba3       BB-    04/30/06                   23,931,000
19,048    Breed Technologies, Inc.,
          Term Loan (a)(c).........  NR        CCC    04/27/06                   15,238,404
   631    Breed Technologies, Inc.,
          Debtor in
          Possession (c)...........  NR        NR     09/30/00                      630,598
 5,000    Exide Corp., Term Loan...  Ba3       NR     03/18/05                    5,012,360
 7,147    Insilco Corp., Term
          Loan.....................  Ba3       B+     11/24/05                    7,146,466
 5,000    Meridian Automotive, Term
          Loan.....................  NR        NR     05/25/06                    5,003,100
 8,000    Tenneco, Inc., Term
          Loan.....................  Ba3       BB     11/04/07 to 07/04/08        8,057,224
                                                                             --------------
                                                                                 65,019,152
                                                                             --------------
          BEVERAGE, FOOD & TOBACCO  4.3%
39,284    Agrilink Foods, Inc.,
          Term Loan................  B1        B+     09/30/04 to 09/30/05       39,038,556
11,970    Aurora Foods, Inc., Term
          Loan.....................  Ba2       BB     09/30/06                   11,968,228

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          BEVERAGE, FOOD & TOBACCO (CONTINUED)
$5,000    B & G Foods, Inc., Term
          Loan.....................  B1        B+     03/31/06               $    5,012,687
13,965    Dr Pepper Holdings, Inc.,
          Term Loan................  NR        NR     10/07/07                   13,998,460
 5,588    Imperial Sugar Corp, Term
          Loan.....................  Ba3       B+     12/31/05                    5,584,559
                                                                             --------------
                                                                                 75,602,490
                                                                             --------------
          BROADCASTING -- CABLE  1.6%
 6,493    Fairchild Corp., Term
          Loan.....................  Ba3       BB-    04/30/06                    6,493,995
17,325    Falcon Communications,
          Inc., Term Loan..........  Ba3       BB     12/31/07                   17,311,469
 4,990    Frontiervision Operating
          Partners, L.P., Term
          Loan.....................  Ba2       BB     03/31/06                    4,988,847
                                                                             --------------
                                                                                 28,794,311
                                                                             --------------
          BROADCASTING -- TELEVISION  2.0%
 8,000    Quoram Broadcasting,
          Inc., Term Loan..........  NR        NR     09/30/07                    7,995,360
28,000    Sinclair Broadcasting,
          Term Loan................  Ba2       BB-    09/15/05                   27,995,464
                                                                             --------------
                                                                                 35,990,824
                                                                             --------------
          CHEMICALS, PLASTICS & RUBBER  4.8%
 8,395    Gentek, Inc., Term
          Loan.....................  Ba3       BB     04/30/07                    8,394,908
 6,675    Huntsman Group Holdings,
          Term Loan................  Ba2       NR     09/30/03                    6,674,810
44,279    Lyondell Petrochemical
          Corp., Term Loan.........  Ba3       NR     06/30/05 to 05/17/06       44,916,956
17,085    Pioneer Americas
          Acquisition Corp., Term
          Loan.....................  B3        B+     12/31/06                   17,067,877
 3,767    Sterling Pulp Chemicals,
          Inc., Term Loan..........  B3        BB-    06/30/05                    3,766,620
 4,531    West American Rubber,
          Term Loan................  NR        NR     06/30/05                    4,530,101
                                                                             --------------
                                                                                 85,351,272
                                                                             --------------
          CONSTRUCTION MATERIALS  1.4%
24,470    BSI Holdings, Inc., Term
          Loan.....................  NR        NR     09/30/05                   24,469,091
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          CONTAINERS, PACKAGING & GLASS  2.0%
$25,869   Mediapak Corp., Term
          Loan.....................  NR        NR     12/31/05 to 12/31/06   $   25,865,203
 4,941    Packaging Dynamics, Term
          Loan.....................  NR        NR     11/20/05                    4,938,880
 4,525    RIC Holdings,
          Inc., Revolving Credit
          Agreement................  NR        NR     02/28/03                    4,524,760
                                                                             --------------
                                                                                 35,328,843
                                                                             --------------
          DIVERSIFIED MANUFACTURING  0.5%
 8,829    International Wire Group,
          Inc., Term Loan..........  B1        NR     09/30/03                    8,828,374
                                                                             --------------

          ECOLOGICAL  2.1%
30,000    Allied Waste North
          America, Inc., Term
          Loan.....................  Ba3       BB     07/23/06 to 07/23/07       29,079,090
 8,000    Stericycle, Inc., Term
          Loan.....................  B1        BB-    11/10/06                    8,038,336
                                                                             --------------
                                                                                 37,117,426
                                                                             --------------
          EDUCATION & CHILDCARE  0.2%
 3,150    TEC Worldwide, Inc., Term
          Loan.....................  NR        NR     02/28/05                    3,149,218
                                                                             --------------

          ELECTRONICS  5.2%
20,368    Amphenol Corp., Term
          Loan.....................  Ba3       BB     05/19/04 to 05/19/06       20,207,379
 6,370    Automata, Inc., Term
          Loan.....................  NR        NR     02/28/03 to 02/28/04        3,707,547
 4,455    Caribiner International,
          Term Loan................  NR        NR     09/30/03                    4,453,019
25,085    Chatham Technologies
          Acquisition, Inc., Term
          Loan.....................  NR        NR     08/18/03 to 09/12/05       24,333,322
 5,000    Computer Associates, Term
          Loan.....................  Baa1      BBB+   05/26/04                    4,994,433
 4,957    EG&G Technical Services
          Inc., Term Loan..........  B1        NR     08/20/07                    4,956,886
29,690    Viasystems, Inc., Term
          Loan.....................  B1        B+     03/31/04 to 06/30/05       29,688,806
                                                                             --------------
                                                                                 92,341,392
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          ENTERTAINMENT & LEISURE  7.5%
$5,000    Bally Total Fitness, Term
          Loan.....................  B1        B+     11/10/04               $    4,996,751
10,000    Fitness Holdings, Term
          Loan.....................  NR        B+     11/02/06 to 11/02/07        9,988,750
 3,897    Hedstrom Corp., Term
          Loan.....................  Caa1      B      06/30/03                    3,894,592
30,000    Metro-Goldwyn-Mayer,
          Inc., Term Loan..........  Baa3      BBB-   03/31/05 to 03/31/06       29,494,020
 2,528    Regal Cinemas, Inc., Term
          Loan.....................  B1        B+     05/27/05                    2,527,290
 5,511    Regal Cinemas, Revolving
          Credit Agreement.........  B1        B+     05/27/05                    5,509,731
14,900    SFX Entertainment, Inc.,
          Term Loan................  B1        B+     06/30/06                   14,881,375
 8,000    Six Flags Theme Park,
          Inc., Term Loan..........  Ba2       B+     09/30/05                    8,050,712
46,727    United Artists Theatre
          Co., Term Loan...........  B3        CCC    04/21/06 to 04/21/07       43,254,620
10,240    WFI Group, Inc., Term
          Loan.....................  Baa3      NR     07/14/04                   10,238,272
                                                                             --------------
                                                                                132,836,113
                                                                             --------------
          FINANCE  6.9%
40,934    Bridge Information
          Systems, Inc., Term
          Loan.....................  NR        NR     06/30/03 to 05/29/05       40,892,420
11,244    Bridge Information
          Systems, Inc., Revolving
          Credit Agreement.........  NR        NR     05/29/03                   11,230,695
 4,988    Outsourcing Solutions,
          Term Loan................  B2        BB-    06/01/06                    4,987,272
25,000    Paul G. Allen, Term
          Loan.....................  NR        NR     06/10/03                   24,990,158
12,500    Prison Realty Trust Inc.,
          Term Loan................  Ba3       BB     12/31/02                   12,502,029
28,718    Ventas Realty Ltd., Inc.,
          Term Loan................  NR        NR     04/30/03                   27,856,681
                                                                             --------------
                                                                                122,459,255
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          GROCERY  0.8%
$4,950    Eagle Family Foods, Term
          Loan.....................  B1        B      12/31/05               $    4,947,657
 1,624    Fred Meyer, Inc., Term
          Loan.....................  Baa3      NR     02/28/03                    1,610,237
 6,995    The Pantry, Inc., Term
          Loan.....................  B1        BB-    01/31/06 to 07/31/06        7,015,838
                                                                             --------------
                                                                                 13,573,732
                                                                             --------------
          HEALTHCARE  8.0%
 5,000    Alliance Imaging, Inc.,
          Term Loan................  B1        NR     11/02/07 to 11/02/08        4,993,761
 9,444    Caremark Rx, Inc., Term
          Loan.....................  B1        BB-    05/31/01                    9,445,481
 1,919    Extendicare Health
          Services, Inc., Term
          Loan.....................  B1        B      12/31/03                    1,919,074
14,088    FHC Health Systems, Inc.,
          Term Loan................  NR        NR     04/30/03 to 04/30/06       14,079,703
 8,912    Genesis Healthcare
          Ventures, Inc., Term
          Loan.....................  B2        B      09/30/04 to 05/30/06        8,919,533
 3,243    Genesis Healthcare
          Ventures, Inc., Revolving
          Credit Agreement.........  B2        B      05/30/06                    3,243,910
44,213    Integrated Health
          Services, Inc., Term Loan
          (a)(d)...................  Caa2      NR     09/30/04                   31,383,193
 6,933    Multicare Companies,
          Inc., Term Loan..........  B3        B      09/30/03 to 06/01/05        6,940,406
 1,614    Multicare Companies,
          Inc., Revolving Credit
          Agreement................  B3        B      10/09/03                    1,613,920
11,500    Oxford Health Plans,
          Inc., Term Loan..........  B3        NR     05/13/03                   11,484,066
 2,904    Sun Healthcare Group,
          Inc., Term Loan (a)(c)...  Caa2      NR     11/12/04                    2,206,934
12,375    Sun Healthcare Group,
          Inc., Revolving Credit
          Agreement (a)(c).........  Caa2      NR     11/12/05                    9,405,091

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          HEALTHCARE (CONTINUED)
$15,870   Total Renal Care
          Holdings, Inc., Term
          Loan.....................  Ba2       NR     03/31/08               $   15,870,000
23,284    Vencor, Inc., Term
          Loan (a)(c)..............  Caa2      NR     03/31/03 to 01/15/05       20,257,201
                                                                             --------------
                                                                                141,762,273
                                                                             --------------
          HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.3%
 4,950    Corning Consumer
          Products, Co., Term
          Loan.....................  B1        NR     10/09/06                    4,948,207
 3,073    Corning Consumer
          Products, Inc., Revolving
          Credit Agreement.........  B1        NR     04/09/05                    3,070,144
 7,395    Dal-Tile Group, Inc.,
          Term Loan................  NR        NR     12/31/03                    7,267,695
 4,978    Imperial Home Decor
          Group, Inc., Term
          Loan (c).................  Caa3      D      03/13/05                    2,837,609
 3,871    Rent A Center, Inc., Term
          Loan.....................  Ba3       BB-    01/31/06 to 01/31/07        3,844,364
                                                                             --------------
                                                                                 21,968,019
                                                                             --------------
          HOTELS, MOTELS, INNS & GAMING  9.6%
25,550    Alladin Gaming, LLC, Term
          Loan.....................  B2        NR     02/26/06 to 02/26/08       25,549,544
28,800    Allegro Resorts Corp.,
          Term Loan................  NR        NR     02/11/03                   28,804,877
16,303    Meditrust, Revolving
          Credit Agreement.........  NR        NR     07/17/01                   16,298,019
25,000    Starwood Hotels and
          Resorts, Inc.,Term
          Loan.....................  Ba1       NR     02/23/03                   24,998,217
75,000    Wyndham International,
          Inc., Term Loan..........  NR        NR     06/30/06                   73,354,350
                                                                             --------------
                                                                                169,005,007
                                                                             --------------
          MACHINERY  1.5%
15,000    Ocean Rig (Norway), Term
          Loan.....................  NR        NR     06/01/08                   14,997,821
 4,925    Thermadyne, LLC, Term
          Loan.....................  B1        B      05/28/05 to 05/28/06        4,922,122

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          MACHINERY (CONTINUED)
$7,350    Universal Compression,
          Inc., Term Loan..........  Ba3       B+     02/13/04               $    7,349,099
                                                                             --------------
                                                                                 27,269,042
                                                                             --------------
          MANUFACTURING  0.7%
12,500    Citation Corp.,
          Term Loan................  NR        B+     12/01/07                   12,500,525
                                                                             --------------

          MINING, STEEL, IRON, & NON-PRECIOUS METALS  4.7%
 9,850    Earle M Jorgenson, Term
          Loan.....................  B1        B+     03/31/04                    9,825,000
73,725    Ispat Inland, Term
          Loan.....................  Ba3       BB     07/16/05 to 07/16/06       73,356,375
                                                                             --------------
                                                                                 83,181,375
                                                                             --------------
          NATURAL RESOURCES --
          COAL  1.9%
25,000    Arch Western Resources,
          LLC, Term Loan...........  Ba2       NR     05/31/03                   24,987,358
 9,231    P&L Coal Holdings Corp.,
          Term Loan................  Ba2       NR     06/30/06                    9,225,000
                                                                             --------------
                                                                                 34,212,358
                                                                             --------------
          PAPER & FOREST PRODUCTS  0.9%
 2,690    Bear Island Paper Co.,
          Term Loan................  Ba3       B+     12/31/05                    2,688,210
 4,929    Crown Paper Co., Term
          Loan.....................  B2        B+     06/30/03                    4,931,254
 8,789    Pacifica Papers, Inc.,
          Term Loan................  Ba2       BB     03/12/06                    8,788,893
                                                                             --------------
                                                                                 16,408,357
                                                                             --------------
          PERSONAL & MISCELLANEOUS SERVICES  1.9%
 6,889    Arena Brands, Inc., Term
          Loan.....................  NR        NR     06/01/02                    6,879,222
18,647    Boyds Collection, Ltd.,
          Term Loan................  Ba3       B+     04/21/05                   18,602,490
 4,913    Coinmach Corp., Term
          Loan.....................  NR        BB-    06/30/05                    4,912,309
 3,936    Professional Service
          Industries, Inc., Term
          Loan.....................  NR        NR     09/16/02                    3,935,341
                                                                             --------------
                                                                                 34,329,362
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          PHARMACEUTICALS  0.9%
$4,147    Endo Pharmaceuticals,
          Inc., Term Loan..........  NR        NR     12/31/02               $    4,146,388
 4,975    King Pharmaceuticals,
          Inc., Term Loan..........  B1        BB-    12/18/06                    4,988,346
 7,000    Shire Pharmaceuticals,
          Term Loan................  Ba1       NR     11/19/04                    7,001,048
                                                                             --------------
                                                                                 16,135,782
                                                                             --------------
          PRINTING & PUBLISHING  3.7%
 8,571    Penton Media, Inc., Term
          Loan.....................  Ba3       BB-    06/30/07                    8,570,921
 9,969    Reiman Publications, Term
          Loan.....................  NR        NR     12/10/05                   10,006,010
11,820    R.H. Donnelley, Inc.,
          Term Loan................  NR        NR     09/30/05 to 09/30/06       11,790,450
 2,027    TWP Capital Corp., Term
          Loan.....................  NR        NR     10/01/04                    2,026,288
13,945    Von Hoffman Press, Inc.,
          Term Loan................  B1        B+     07/01/04 to 07/01/05       13,947,177
19,392    Ziff-Davis Publishing,
          Inc., Term Loan..........  Ba2       BB-    03/31/05 to 03/31/06       19,383,240
                                                                             --------------
                                                                                 65,724,086
                                                                             --------------
          RESTAURANTS & FOOD SERVICE  3.6%
 1,384    Carvel Corp., Term Loan..  NR        NR     06/30/00                    1,383,020
24,805    Domino's Pizza, Term
          Loan.....................  B1        B+     12/21/06 to 12/21/07       24,895,255
 7,858    IDF Acquisition, Term
          Loan.....................  NR        NR     01/15/04 to 01/15/06        7,858,637
30,041    S.C International
          Services, Inc., Term
          Loan.....................  Ba3       NR     03/01/07                   30,025,452
                                                                             --------------
                                                                                 64,162,364
                                                                             --------------
          RETAIL -- OFFICE PRODUCTS  3.0%
13,000    Buhrmann US, Inc., Term
          Loan.....................  Ba3       BB-    10/26/07                   13,069,069
39,646    U.S. Office Products Co.,
          Term Loan................  B3        B      06/09/06                   39,642,256
                                                                             --------------
                                                                                 52,711,325
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          RETAIL -- SPECIALTY  0.3%
$4,963    Petco Animal Supply, Term
          Loan.....................  NR        NR     04/29/06               $    4,970,410
                                                                             --------------

          RETAIL -- STORES  1.8%
32,409    HMV Media Group, Inc.,
          Term Loan................  B1        BB-    03/28/05 to 03/28/06       32,373,990
                                                                             --------------

          TELECOMMUNICATIONS -- CELLULAR  4.8%
79,400    American Cellular
          Wireless, Inc., Term
          Loan.....................  NR        NR     06/30/07                   79,371,648
 4,912    Sygnet Wireless, Inc.,
          Term Loan................  B3        NR     03/31/07 to 12/23/07        4,928,943
                                                                             --------------
                                                                                 84,300,591
                                                                             --------------
          TELECOMMUNICATIONS -- HYBRID  3.1%
 7,500    American Tower Corp.,
          Term Loan................  B1        BB-    01/06/08                    7,497,324
 5,000    Cincinnati Bell, Inc.,
          Term Loan................  Ba1       BB+    12/30/06                    4,999,745
 9,748    Dynatech Corp., Term
          Loan.....................  NR        B+     05/31/05 to 05/31/07        9,770,115
18,000    Nextel Finance Co., Term
          Loan.....................  Ba2       BB-    06/30/08 to 12/31/08       18,243,756
10,000    Pacific Crossing Ltd.,
          Term Loan................  NR        NR     07/28/06                    9,998,376
 5,000    Spectrasite
          Communications, Term
          Loan.....................  NR        NR     06/30/06                    5,019,530
                                                                             --------------
                                                                                 55,528,846
                                                                             --------------
          TELECOMMUNICATIONS -- PERSONAL COMMUNICATION SYSTEMS  15.8%
71,840    BCP SP Ltd., Term Loan...  NR        NR     03/16/00                   71,853,470
11,712    Microcell
          Telecommunications, Inc.,
          Term Loan................  NR        NR     03/01/06                   11,720,022
62,208    Omnipoint Communications,
          Inc., Term Loan..........  B2        NR     02/01/06 to 02/17/06       62,552,237

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          TELECOMMUNICATIONS -- PERSONAL COMMUNICATION SYSTEMS (CONTINUED)
$6,000    Powertel PCS, Inc., Term
          Loan.....................  NR        NR     12/31/06               $    5,999,854
50,000    Telecorp PCS, Inc., Term
          Loan.....................  B2        NR     12/05/07                   49,895,850
 9,694    Telespectrum Worldwide,
          Inc., Term Loan..........  NR        NR     12/31/01 to 12/31/03        9,692,088
22,700    Triton PCS, Inc., Term
          Loan.....................  B1        B      05/04/07                   22,449,347
45,000    Voicestream PCS Holdings,
          Term Loan................  B1        NR     12/31/06                   44,981,235
                                                                             --------------
                                                                                279,144,103
                                                                             --------------
          TELECOMMUNICATIONS -- WIRELESS MESSAGING  1.8%
20,000    Iridium Operating LLC,
          Term Loan (a)(c).........  NR        D      12/29/00                    7,399,676
14,900    Paging Network, Revolving
          Credit Agreement.........  B2        CCC    12/31/04                   13,395,557
11,000    TSR Wireless LLC, Term
          Loan.....................  NR        NR     06/30/05                   11,000,608
                                                                             --------------
                                                                                 31,795,841
                                                                             --------------
          TEXTILES & LEATHER  2.2%
 8,842    American Marketing
          Industries, Inc., Term
          Loan.....................  NR        NR     11/30/04 to 11/30/05        8,844,049
 8,522    Galey & Lord, Inc., Term
          Loan.....................  B3        BB-    04/02/05 to 04/01/06        8,521,496
13,825    Norcross Safety Products,
          Term Loan................  NR        NR     10/02/05                   13,823,503
 7,794    Pillowtex Corp., Term
          Loan.....................  B3        CCC    12/31/04                    7,811,473
                                                                             --------------
                                                                                 39,000,521
                                                                             --------------
          TRANSPORTATION -- CARGO  2.3%
17,564    American Commercial
          Lines, Term Loan.........  Ba2       BB     06/26/06 to 06/26/07       17,388,469
10,000    Kansas City Southern
          Railway Co., Term Loan...  Ba1       BBB    12/30/05                    9,999,799

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                                       BANK LOAN
  PAR                                   RATINGS+
AMOUNT                               --------------          STATED
 (000)            BORROWER           MOODY'S   S&P         MATURITY*             VALUE
          TRANSPORTATION -- CARGO (CONTINUED)
$13,000   North American Van Lines,
          Inc., Term Loan..........  B1        B+     11/18/07               $   12,998,592
                                                                             --------------
                                                                                 40,386,860
                                                                             --------------
          TRANSPORTATION -- MANUFACTURING  0.1%
   995    Transportation
          Technologies, Inc., Term
          Loan.....................  Ba2       BB-    04/29/05                      994,983
                                                                             --------------

          UTILITIES  0.6%
10,000    AES Texas Funding, Term
          Loan.....................  Ba1       NR     04/24/01                   10,000,000
                                                                             --------------
          TOTAL VARIABLE RATE **
          SENIOR LOAN INTERESTS  118.7%...................................    2,099,677,153
                                                                             --------------
          FIXED INCOME SECURITIES  1.5%
          Satelites Mexicanos ($26,121,000 par, 9.06% coupon, maturing
          06/30/04) 144A Private Placement (b)............................       26,236,310
                                                                             --------------

          TOTAL LONG-TERM INVESTMENTS  120.2%
          (Cost $2,173,115,093)...........................................    2,125,913,463
                                                                             --------------


SHORT-TERM INVESTMENTS  24.2%
  COMMERCIAL PAPER  21.6%
Armstrong World Industry ($5,000,000 par, maturing 02/10/00
  yielding 5.72%)...........................................
                                                                   4,992,850
Ashland, Inc. ($20,000,000 par, maturing 02/10/00 to
  02/18/00 yielding 5.75% to 5.83%).........................
                                                                  19,951,517
Autoliv ASP, Inc. ($8,000,000 par, maturing 02/29/00
  yielding 5.90%)...........................................
                                                                   7,963,289
Baxter Intl. Inc. ($15,000,000 par, maturing 02/02/00
  yielding 5.50%)...........................................
                                                                  14,997,708
Bell Atlantic Network ($20,000,000 par, maturing 02/08/00 to
  02/09/00 yielding 5.58% to 5.60%).........................
                                                                  19,976,706
CSX Corp. ($12,500,000 par, maturing 02/02/00 to 02/16/00
  yielding 5.75% to 5.85%)..................................
                                                              $   12,475,226
Cargill, Inc. ($16,000,000 par, maturing 02/17/00 yielding
  5.58%)....................................................
                                                                  15,960,320
Case Corp. ($5,000,000 par, maturing 02/02/00 yielding
  5.70%)....................................................
                                                                   4,999,208
Conagra, Inc. ($9,653,000 par, maturing 02/14/00 yielding
  5.80%)....................................................
                                                                   9,632,782
Cox Communications, Inc. ($21,000,000 par, maturing 02/10/00 to 02/11/00 yielding 5.80% to 5.82%)......................
                                                                  20,966,947
Dominion Resources, Inc. ($20,000,000 par, maturing 02/08/00 to 02/09/00 yielding 5.78%)...............................
                                                                  19,975,917

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE
COMMERCIAL PAPER (CONTINUED)
Emerson Electric Co. ($15,200,000 par, maturing 02/14/00
  yielding 5.58%)...........................................
                                                              $   15,169,372
FDX Corp. ($10,000,000 par, maturing 02/07/00 to 02/22/00
  yielding 5.73% to 5.78%)..................................
                                                                   9,978,471
Fluor Corp. ($21,500,000 par, maturing 02/08/00 to 02/09/00
  yielding 5.57% to 5.60%)..................................
                                                                  21,475,100
Ford Motor Credit Corp. ($15,000,000 par, maturing 02/16/00
  yielding 5.57%)...........................................
                                                                  14,965,187
Hertz Corp. ($20,000,000 par, maturing 02/10/00 to 02/11/00
  yielding 5.55% to 5.60%)..................................
                                                                  19,970,569
Illinois Power Co. ($10,000,000 par, maturing 02/02/00
  yielding 5.80%)...........................................
                                                                   9,998,389
Maytag Corp. ($10,000,000 par, maturing 02/29/00 yielding
  5.75%)....................................................
                                                                   9,955,278
MCI Worldcom, Inc. ($8,000,000 par, maturing 02/25/00
  yielding 5.84%)...........................................
                                                                   7,968,853
Nabisco Inc. ($20,000,000 par, maturing 02/15/00 yielding
  5.70%)....................................................
                                                                  19,955,667
RPM, Inc. ($17,689,000 par, maturing 02/03/00 yielding 5.75%
  to 5.80%).................................................
                                                                  17,683,322
Safeway, Inc. ($20,000,000 par, maturing 02/04/00 to
  02/07/00 yielding 5.72% to 5.75%).........................
                                                                  19,985,650
Sprint Capital Corp. ($20,000,000 par, maturing 02/03/00 to
  02/22/00 yielding 5.80% to 5.83%).........................
                                                                  19,962,769
TRW, Inc. ($15,000,000 par, maturing 02/28/00 yielding
  5.82%)....................................................
                                                                  14,934,525
Texas Utilities Co. ($15,000,000 par, maturing 02/07/00 to
  02/23/00 yielding 5.72% to 5.95%).........................
                                                                  14,958,872
Xtra, Inc. ($13,880,000 par, maturing 02/04/00 to 02/24/00
  yielding 5.72% to 5.77%)..................................
                                                                  13,844,673
                                                              --------------
TOTAL COMMERCIAL PAPER......................................
                                                                 382,699,167
                                                              ==============

SHORT-TERM LOAN PARTICIPATIONS  2.3%
Comdisco Inc. ($5,000,000 par, maturing 02/01/00, yielding
  6.00%)....................................................
                                                                   5,000,000
Dial Corp. ($10,000,000 par, maturing 02/01/00, yielding
  5.95%)....................................................
                                                                  10,000,000
Grainger, Inc. ($10,000,000 par, maturing 02/01/00, yielding
  5.55%)....................................................
                                                                  10,000,000
Indiana Gas, Inc. ($15,000,000 par, maturing 02/01/00,
  yielding 5.55%)...........................................
                                                                  15,000,000
                                                              --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS........................
                                                                  40,000,000
                                                              --------------

TIME DEPOSIT  0.3%
State Street Bank & Trust Corp. ($5,000,000 par, 5.00%
  coupon, dated 01/31/00, to be sold on 02/01/00 at
  $5,000,694)...............................................
                                                                   5,000,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  24.2%
    (Cost $427,699,167).....................................
                                                                 427,699,167
                                                              --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2000 (Unaudited)

                        DESCRIPTION                               VALUE
TOTAL INVESTMENTS  144.4%
    (Cost $2,600,814,260)...................................
                                                              $2,553,612,630
BORROWINGS  (45.2%).........................................
                                                                (800,000,000)
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%.................
                                                                  15,006,057
                                                              --------------
NET ASSETS  100.0%..........................................
                                                              $1,768,618,687
                                                              ==============

NR=Not Rated

 + Bank Loans rated below Baa by Moody's Investor Services, Inc. or BBB by
   Standard & Poors Group are considered to be below investment grade.

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Subsequent to January 31, 2000, this borrower has filed for protection in federal bankruptcy court.

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,600,814,260).....................  $2,553,612,630
Cash........................................................       5,354,367
Receivables:
  Interest..................................................      19,897,024
  Investments Sold..........................................       5,486,535
Prepaid Debt Issuance Cost..................................         413,321
Other.......................................................         501,652
                                                              --------------
    Total Assets............................................   2,585,265,529
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     800,000,000
  Investments Purchased.....................................      10,000,000
  Investment Advisory Fee...................................       1,852,993
  Administrative Fee........................................         450,070
  Affiliates................................................          60,724
  Organizational Costs......................................          40,000
Accrued Interest Expense....................................       3,998,724
Accrued Expenses............................................         141,982
Trustees' Deferred Compensation and Retirement Plans........         102,349
                                                              --------------
    Total Liabilities.......................................     816,646,842
                                                              --------------
NET ASSETS..................................................  $1,768,618,687
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,981,867
Accumulated Undistributed Net Investment Income.............      17,366,563
Accumulated Net Realized Gain...............................         671,787
Net Unrealized Depreciation.................................     (47,201,630)
                                                              --------------
NET ASSETS..................................................  $1,768,618,687
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,768,618,687 divided by
  180,010,000 shares outstanding)...........................  $         9.83
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $110,314,933
Fees........................................................     1,414,835
                                                              ------------
    Total Income............................................   111,729,768
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    11,090,253
Administrative Fee..........................................     2,609,471
Custody.....................................................       285,974
Legal.......................................................       225,200
Trustees' Fees and Related Expenses.........................        73,151
Amortization of Organizational Costs........................        31,210
Shareholder Services........................................        12,639
Other.......................................................       723,459
                                                              ------------
    Total Operating Expenses................................    15,051,357
    Interest Expense........................................    23,720,482
                                                              ------------
    Total Expenses..........................................    38,771,839
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 72,957,929
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $    973,463
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (439,061)
  End of the Period.........................................   (47,201,630)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (46,762,569)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(45,789,106)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 27,168,823
                                                              ============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2000 and the Year Ended July 31, 1999 (Unaudited)

                                                     SIX MONTHS ENDED     YEAR ENDED
                                                     JANUARY 31, 2000   JULY 31, 1999
                                                     ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................     $   72,957,929    $  140,011,697
Net Realized Gain................................            973,463         1,521,075
Net Unrealized Depreciation During the Period....        (46,762,569)       (1,812,501)
                                                      --------------    --------------
Change in Net Assets from Operations.............         27,168,823       139,720,271
                                                      --------------    --------------
Distributions from Net Investment Income.........        (72,003,990)     (136,447,562)
Distributions from Net Realized Gain.............         (1,602,089)         (360,020)
                                                      --------------    --------------
    Total Distributions..........................        (73,606,079)     (136,807,582)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        (46,437,256)        2,912,689
NET ASSETS:
Beginning of the Period..........................      1,815,055,943     1,812,143,254
                                                      --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $17,366,563 and $16,412,624, respectively).....     $1,768,618,687    $1,815,055,943
                                                      ==============    ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2000 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................    $  27,168,823
                                                                -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................       52,025,647
  Increase in Interest Receivable...........................       (2,819,505)
  Increase in Receivable for Investments Sold...............       (4,856,240)
  Decrease in Unamortized Organizational Costs..............           31,210
  Increase in Other Assets..................................         (315,521)
  Decrease in Investment Advisory Fees Payable..............          (35,057)
  Increase in Administrative Fees Payable...................            5,823
  Increase in Payable for Investments Purchased.............       10,000,000
  Decrease in Affiliates Payable............................          (28,426)
  Decrease in Accrued Expenses..............................         (349,024)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           29,524
                                                                -------------
    Total Adjustments.......................................       53,688,431
                                                                -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................       80,857,254
                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................              -0-
Change in Intra-day Credit Line with Custodian Bank.........       (2,721,613)
Change in Debt Issuance Cost................................          566,606
Change in Accrued Interest Expense..........................          415,049
Cash Dividends Paid.........................................      (72,160,840)
Capital Gain Dividends Paid.................................       (1,602,089)
                                                                -------------
  Net Cash Used for Financing Activities....................      (75,502,887)
                                                                -------------
NET INCREASE IN CASH........................................        5,354,367
Cash at Beginning of the Period.............................              -0-
                                                                -------------
CASH AT THE END OF THE PERIOD...............................    $   5,354,367
                                                                =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                                                             JUNE 24, 1998
                                               SIX MONTHS                    (COMMENCEMENT
                                                  ENDED          YEAR        OF INVESTMENT
                                               JANUARY 31,       ENDED       OPERATIONS) TO
                                                  2000       JULY 31, 1999   JULY 31, 1998
                                               --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (a)..  $ 10.083       $ 10.067         $  9.987
                                                --------       --------         --------
  Net Investment Income.......................      .405           .778             .071
  Net Realized and Unrealized Gain/Loss.......     (.254)         (.002)            .009
                                                --------       --------         --------
Total from Investment Operations..............      .151           .776             .080
                                                --------       --------         --------
Less:
  Distributions from Net Investment Income....      .400           .758              -0-
  Distributions from Net Realized Gains.......      .009           .002              -0-
                                                --------       --------         --------
Total Distributions...........................      .409           .760              -0-
                                                --------       --------         --------
NET ASSET VALUE, END OF THE PERIOD............  $  9.825       $ 10.083         $ 10.067
                                                ========       ========         ========

Market Price Per Share at End of the Period...  $ 8.4375       $ 9.5625         $10.0625
Total Investment Return at Market Price (b)...    (7.64%)**       2.98%            0.63%**
Total Return at Net Asset Value (c)...........     1.60%**        7.91%            0.70%**
Net Assets at End of the Period (In
  millions)...................................  $1,768.6       $1,815.1         $1,812.1
Ratio of Operating Expenses to Average Net
  Assets*.....................................     1.66%          1.66%            1.18%
Ratio of Interest Expenses to Average Net
  Assets......................................     2.62%          2.37%            0.28%
Ratio of Net Investment Income to Average Net
  Assets*.....................................     8.06%          7.72%            6.94%
Portfolio Turnover (d)........................       16%**          28%               3%**

 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
    Ratio of Operating Expenses to Average Net
      Assets..................................       N/A            N/A            1.21%
    Ratio of Net Investment Income to Average
      Net Assets..............................       N/A            N/A            6.90%

** Non-Annualized

(a) Net Asset Value at June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

N/A=Not Applicable

See Notes to Financial Statements

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and graphical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following guidelines established and periodically reviewed by the Trust's Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources, certain Loan interests are valued at the mean of bid and ask market indicators supplied by independent pricing sources approved by the Trust's Board of Trustees. All other Loan interests are valued by considering a number of factors including consideration of market indicators, transactions in instruments which Van Kampen Investment Advisory Corp. (the "Adviser") believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Loan interests in the Trust's portfolio. The fair value of Loan interests are reviewed and approved by the Trust's Valuation Committee and by the Trust's Board of Trustees. The fair value of a Loan interest may differ significantly from the market value that would have been used had there been a ready and reliable market for that Loan interest.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

    Short term securities with remaining maturities of 60 days or less are valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. ORGANIZATIONAL EXPENSES The Trust has agreed to reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization and initial registration in the amount of $40,000. These costs normally are amortized over a 60 month period beginning on the date of the Trust's initial public offering of its shares. However, AICPA Statement of Position 98-5, which is effective for fiscal years beginning after December 15, 1998, requires that unamortized organizational costs on the Trust's statement of assets and liabilities be written off. Therefore, the Trust wrote off the remaining unamortized organizational costs in August 1999.

E. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales.

    At January 31, 2000, for federal income tax purposes cost of long- and short-term investments is $2,600,814,260, the aggregate gross unrealized appreciation is $5,204,071 and the aggregate gross unrealized depreciation is $52,406,530 resulting in net unrealized depreciation on long- and short-term investments of $47,202,459.

F. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed annually to common shareholders.

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average managed assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2000, the Trust recognized expenses of approximately $57,300 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended January 31, 2000, the Trust recognized expenses of approximately $20,600 representing Van Kampen's cost of providing legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $369,623,701 and $677,502,829 respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $46,782,112 as of January 31, 2000. The Trust generally will maintain with its custodian short-term

NOTES TO

FINANCIAL STATEMENTS

January 31, 2000 (Unaudited)

investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Trust and the Borrower.

    At January 31, 2000, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT          VALUE
SELLING PARTICIPANT                                               (000)          (000)
Wachovia....................................................     $14,088        $14,080
Lehman Commercial Paper.....................................      12,500         12,502
Goldman Sachs Credit........................................       9,222          9,212
Toronto Dominion............................................           9              9
                                                                 -------        -------
                                                                 $35,819        $35,803
                                                                 =======        =======

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust has entered into an $800 million commercial paper program with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper. VVR has the authority to issue a maximum of $800 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Trust. This line of credit is secured by the assets of the Trust. For the period ended January 31, 2000, the daily balance of borrowings under the revolving credit agreement was $800 million with an weighted average interest rate of 5.75%.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*
THEODORE A. MYERS
RICHARD F. POWERS, III*--Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

DENNIS J. MCDONNELL*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

   YEAR 2000 UPDATE

   As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.